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                                                                    EXHIBIT 1.5


                               ARTHUR ANDERSEN LLP


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-67373 for Hartford Life and Annuity Insurance Company Separate Account VL II on Form S-6.

                                                     /s/ Arthur Andersen LLP

Hartford, Connecticut
April 12, 1999